Fixed Income Investor Presentation May 2010 Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of
1933 and the Securities Exchange Act of 1934.  The words “believe,”
“expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements.
We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and
NuStar GP Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange
Commission and available on NuStar’s websites at www.nustarenergy.com
and
www.nustargp.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is a
leading publicly traded partnership with
a market capitalization of around $3.5
billion and an enterprise value of
approximately $5.2 billion
One of the largest independent
petroleum pipeline and terminal
operators in the U.S. and one of the
largest asphalt refiners and marketers in
the U.S.
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general partner
interest, 15.5% of the common units
and incentive distribution rights in
NuStar Energy L.P. with a market
capitalization of around $1.1 billion
NuStar Overview –
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (5/19/10): $54.68 $26.35
Annual Distribution/Unit: $4.26 $1.80
Yield (5/19/10): 7.79% 6.83%
Debt Balance (3/31/10 Pro Forma) $1,652 million $14.3 million
Market Capitalization: $3,533 million $1,121 million
Enterprise Value: $5,166 million $1,135 million
Total Assets (3/31/10): $4,858 million $592 million
Debt/Cap. (3/31/10 Pro Forma): 38.2% n/a
Credit Ratings – Moody’s Baa3/Stable n/a
S&P and Fitch BBB-/Stable n/a
4
83.1%
Membership Interest
82.5%
L.P. Interest
Public Unitholders
35.4 Million NSH Units
Public Unitholders
54.4 Million NS Units
16.9%
Membership
Interest
2.0% G.P. Interest
15.5% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.2 Million NSH Units
NYSE:  NSH
NYSE: NS

High quality, large and diverse asset footprint with operations in eight different countries including the U.S., Mexico, Netherlands, Netherland Antilles (i.e. Caribbean), England, Ireland, Scotland
and Canada
Fourth largest independent liquids terminal operator in the world and second largest in the U.S.
No. 1 asphalt producer on the East Coast and No. 3 asphalt producer in the U.S.
What Sets NuStar Apart from its Peers
5
Commitment to investment grade ratings with balanced issuance of debt and equity to fund growth
Lower cost of capital than majority of peers
Top Incentive Distribution Rights (IDRs) capped at 25% vs. 50% for most MLPs
Strong corporate culture of taking care of employees, making safety a top priority, achieving operational excellence and contributing time and money to our communities
Recognized in 2009 as one of the best places to work for in America and for our strong safety record
Experienced and proven management team with substantial equity ownership and industry experience

Asset Stats:
Operations in eight different
countries including the U.S., Mexico,
Netherlands, Netherlands Antilles
(i.e. Caribbean), England, Ireland,
Scotland and Canada
8,417 miles of crude oil and refined
product pipelines
Own 86 storage facilities
Over 91 million barrels of storage
capacity
2 asphalt refineries on the U.S. East
Coast capable of processing
104,000 bpd of crude oil
Large and Diverse Geographic Footprint
with Assets in Key Locations

Percentage of 2009
Segment Operating Income
Approximately 84% of NuStar Energy’s segment operating income in 2009 came from fee-
based transportation and storage segments
Remainder of 2009 segment operating income related to margin-based asphalt and fuels marketing segment
Storage: 46%
Transportation: 38%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 16%
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas.

174
104
102
91
85
60
39
34
31
28
25
24
20
16
12
10
8
8
Independent Liquids Storage Capacity
(Millions of Barrels)
Global Leader in Independent
Liquids Storage
Of the roughly 91 million barrels of storage capacity, approximately 50 million barrels are crude oil and heavy fuel products, 39 million barrels are refined products and 2 million barrels are biofuels
Source:  Company Websites & Management Presentations

Note: 2005 and 2006 distributable cash flow are from continuing operations
Increasing Distributable Cash Flows at NS Has Fueled Solid Distribution
Growth at Both NS and NSH Every Year Since Their  IPOs
9
NS Distribution ($ per Unit)
~7.5% CAGR
* Annualized Distribution
*
NS Distributable Cash Flows ($ in Millions)
$56
$68
$86
$102
$154
$214
$319
$346
2001 2002 2003 2004
2005 2006 2007 2008
2009
$221

NuStar Energy L.P.’s Distribution has been Covered by the Non-Asphalt
Operations Distributable Cash Flows Since Asphalt Acquisition in
March 2008
March 2008 –
March 2010
Non-Asphalt Operations Distributable Cash Flows               $649.5*
Total Distribution 597.7
Excess Distributable Cash Flows $51.8
% of Distribution Covered by
Non-Asphalt Operations Distributable Cash Flows 109%
Asphalt Operations EBITDA $154.4**
Asphalt Operations Distributable Cash Flows $47.1**
(Dollars in Millions)
*   Includes transportation, storage and fuels marketing operations
**  Includes $61 million 2008 hedging loss.  Adjusted Asphalt EBITDA was $215 million and adjusted distributable cash flows were $108 million without the hedging loss.

2010 Outlook

2010 results expected to be comparable to 2009
Most industry experts are predicting that 2010 product demand should recover slightly as the economy improves, net of fuel efficiency estimates
Refinery utilization is projected to be in the range of 80% to 90%
Refined product demand growth expected to be less in the U.S. and primarily international, mainly the Far East, Middle
East and parts of Latin America
Expect NuStar’s throughput volumes to increase slightly in 2010 compared to 2009, excluding the impact of the assets sales, and in-line with our view of a modest economic recovery
Recently announced refinery closures and proposed refinery sales not expected to impact NuStar’s results
Higher natural gas prices and higher power costs could negatively impact results
Based on 2009 PPI figures, tariffs will decrease by (1.3%) starting July 1, 2010
2010 calendar year rates should be slightly higher than 2009 calendar year rates
First six months of 2010 benefitting from 7.6% tariff increase on July 1, 2009
Transportation Segment EBITDA ($ in
Millions)
2009 Pipeline Receipts by Commodity
2010 Outlook – Transportation Segment
Continues to Generate Stable, Fee-Based Income
Gasoline
32%
Other*
68%
*Other includes crude oil, fuel oil, ammonia, jet fuel,
propane, naphtha and light refined product ends

NuStar has generated strong earnings growth in its
storage segment mainly due to:
$400 million construction program started in 2006
and completed in 2009
Higher rates on storage contract renewals.
Targeting an incremental $12 to $16 million of EBITDA
in 2010 as a result of  growth projects completed in late
2009 & 2010 and continued increasing  rates on storage
contract renewals.
Refined product demand growth outside the U.S. should
continue to benefit companies like NuStar that are
developing international storage opportunities
Storage Segment EBITDA ($ in Millions)
Storage Contract Renewals (% of Revenues)
1 Year
or Less
1 to 3
Years
3 to 5
Years
Greater
Than 5
Years
Flatter contango market not expected to impact
NuStar as we continue to sign up large credit
worthy customers under long-term contracts
Since approximately 90% of our revenues come
from leased assets, throughputs are not expected
to have a material impact on storage results
2010 Outlook – Storage Segment
Internal Growth Projects Contribute
to Increased Earnings
2006
2007 2008
2009
$162
$177
$208
$242

2008 & 2009 adjusted EBITDA contribution from the
asphalt operations excluding the large 2008 crude oil
hedging loss, was just over $220 million, which is in
line with acquisition economics
Asphalt inventories are at low-levels as lower than
normal production and imports  have resulted in lower
than normal inventory levels despite weak demand
2009 winter-fill season was atypical as prices
increased during this time  and supply was tight
resulting in fewer suppliers building inventories
14
Expect improved results from our asphalt operations in 2010 as we expect a higher margin per barrel and higher sales volumes due to: (a) balanced to tight regional supplies mainly due to historically low refinery utilization  rates over the past year and impact from completed coker projects and (b) increased rack sales volumes as we enter new asphalt markets in 2010.
2010 EBITDA  projected to be better than the $70 million earned in 2009 but not as strong as the $150 million adjusted EBITDA earned in 2008
Federal Stimulus fund outlays and  State & Local highway awards expected to increase in 2010
Of the $27.5 billion of Federal funds available for highway projects, $10 - $11 billion expected to be spent in 2010.
Up from the $5.6 billion spent in 2009
2010 YTD state and local highway awards exceed 2009 YTD awards by 32% in the U.S.
By 70% in markets served by NuStar.
2010 Outlook – Asphalt & Fuels Marketing
Expect Improved Asphalt Results due to Tight
Supply and Increased Rack Sales Volumes

Financial Overview 15

3/31/10 Pro Forma Revolver Availability
Rate on revolver based on LIBOR plus 50 bps,
currently around  0.85%
Financial Covenant Tests:
Debt-to-EBITDA cannot exceed 5.0 to 1.0 times
Following an acquisition of $100 million or
more, Debt-to-EBITDA  limit  increases to 5.5
times for two consecutive quarters
Revolver Availability &
Credit Ratings/Metrics
16
Total Bank Credit $1,212
Less:
Borrowings (351)
Letters of Credit
Go Zone Financing (56)
Other (8)
Revolver Availability $797
Standard & Poor’s: BBB- (Stable Outlook)
Moody’s: Baa3 (Stable Outlook)
Fitch: BBB- (Stable Outlook)
Debt/EBITDA (Pro-Forma 3/31/10): 3.96x
Debt/Capitalization (Pro-Forma 3/31/10): 38.2%
Credit Ratings/Metrics
(Dollars in Millions)
Pro Forma amounts include $245 million of net proceeds related to the May 19, 2010 equity issuance of 4.4 million limited partner units.

$1.2 billion Credit Facility $351
NuStar Logistics Notes (7.65%) 349
NuStar Logistics Notes (6.875%) 103
NuStar Logistics Notes (6.05%) 236
NuStar Pipeline Notes(5.875%) 257
NuStar Pipeline Notes (7.75%) 264
Other Debt 92
Total Debt $1,652
Total Partners’ Equity 2,676
Total Capitalization $4,328
(Dollars in Millions)
No Significant Debt Maturities Until 2012
2010 $0.8
2011 $0.8
2012 $750*
2013 $495
2014 $0
Thereafter $405
*  Primarily includes maturity of $351 million revolver
balance and $367 million of senior notes
Pro Forma 3/31/10 Capital Structure Pro Forma 3/31/10 Maturities
17
Pro Forma amounts include $245 million of net proceeds related to the May 19, 2010 equity issuance of 4.4 million limited partner units.
No significant debt maturities until 2012 at which time the revolver and some senior notes become due.

NuStar Senior Note Structure

NuStar Logistics, L.P.
$103 Million 6.875% Notes
(Mature July 2012)
$236 Million 6.05% Notes
(Mature March 2013)
$349 Million 7.65% Notes
(Mature April 2018)
NuStar Pipeline Operating
Partnership L.P.
$264 Million 7.75% Notes
(Mature February 2012)
$257 Million 5.875% Notes
(Mature June 2013)
Guarantee
Guarantee
Cross-Company
Guarantee

Large Increase in Internal Growth Capital Expected in
2010 that Will Seed the Next Phase of NuStar’s Growth

(Dollars in Millions)
$142
$131
$275*
$81
Transportation
Storage
Asphalt & Fuels Marketing
$190
$69
$16
2010 internal growth program is significantly higher at around $275 million and includes projects to:
Build new storage for large creditworthy customers under long-term contracts (i.e. 5 to 8 years)
Develop and improve logistics at key terminals
Expand our pipeline systems in fast-growing regions
Put in place the necessary infrastructure at key terminals to capture incremental ethanol and biofuel volumes
Optimize our asphalt operations
Expand our fuel oil blending and bunkering operations
Develop new crude supply logistics to capitalize on heavy crude oil imbalances
Intend to fund internal growth with a balance of internal cash flow, equity and debt
*Does not include $50 million  of Corporate Headquarters related Capital spending

Strong balance sheet and investment grade rating with a stable outlook
Commitment to investment grade rating exhibited by issuance of $530 million of equity since November 2009
Majority of business derived from attractive set of fee-based storage and transportation assets that support  U.S. and international energy infrastructure
NuStar provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses have performed well in one of the worst recessions since the Great Depression
Equity investors have been provided optionality on the performance of the asphalt operations since the non-asphalt distributable cash flows have covered all of the distribution for the period NuStar has owned the asphalt refineries
Recognized nationally for our outstanding safety and environmental record and as one of the best places to work
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
Over $500 million of attractive internal growth projects over the next two to three years
Majority of new growth projects expected to be in the storage segment and are discretionary
Investment Highlights

Questions & Answers

Appendix 22

Announced U.S. Coker Projects:
2010 Outlook – Asphalt & Fuels Marketing
Long-Term Impact of Coker Projects on
Asphalt Supply Still Intact
Source:  PIRA Refinery Database; Company Information
100% of the announced coker projects listed are complete or have a high likelihood of completion (i.e. firm projects)
One of the coker projects came on-line in the first quarter of 2010
Most of the coker capacity is still expected to come on-line starting next year and through 2012, which should contribute to further tightening of asphalt supply
23
No. Refinery PADD
Announced
Coker
Capacity
(Mbpd)
Announced
Crude Capacity
(Mbpd) Start Up Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0 8.0 1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0 10.0 1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0 75.0 1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3 - 3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0 - 4Q 2007 Complete
6 Sinclair – Sinclair,
Wyoming
IV 20.0 11.0 4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0 - 4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0 - 1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0 11.0 2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4 - 2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0 - 4Q 2008 Complete
12 Marathon - Garyville, Louisiana III 44.0 180.0 1Q 2010 Complete
13 Hunt - Tuscaloosa, Alabama III 18.5 15.0 4Q 2010 Firm
14 ConocoPhillips - Wood River, Illinois II 65.0 55.0 3Q 2011 Firm
15
Atofina Petrochemicals Inc.- Port Arthur, Texas
III 50.0 - 1Q 2011 Firm
16 BP - Whiting, Indiana II 95.0 30.0 1Q 2012 Firm
17 Motiva - Port Arthur, Texas III 95.0 325.0 3Q 2012 Firm
18 Marathon - Detroit, Michigan II 28.0 13.0 2nd Half 2012 Firm
Total US Expansion 516.2 733.0
Expansions Completed through 1Q 2010 164.7 295.0
Firm Expansions 2010-2013 351.5 438.0

(Unaudited, Dollars in Thousands)

Reconciliation of Non-GAAP Financial Information:
EBITDA and Distributable Cash Flow
Year Ended December 31,
Quarter Ended
March 31,
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Net income
$       45,873 $       55,143 $       69,593 $       78,418 $     107,675 $     149,906 $     150,298 $       254,018 $       224,875 $ 19,703
Plus interest expense, net
3,811 4,880 15,860 20,950 41,388 66,266 76,516 90,818 79,384 18,586
Plus income tax expense
- 395 - - 4,713 5,861 11,448 11,006 10,531 4,800
Plus depreciation and amortization expense
13,390 16,440 26,267 33,149 64,895 100,266 114,293 135,709 145,743 37,929
EBITDA
63,074 76,858 111,720 132,517 218,671 322,299 352,555 491,551 460,533
Less equity earnings from joint ventures
3,179 3,188 2,416 1,344 2,319 5,882 6,833 8,030 9,615 3,015
Less interest expense, net
3,811 4,880 15,860 20,950 41,388 66,266 76,516 90,818 79,384 18,586
Less reliability capital expenditures
2,786 3,943 10,353 9,701 23,707 35,803 40,337 55,669 45,163 12,355
Less income tax expense
- - - - 4,713 5,861 11,448 11,006 10,531 4,800
Plus mark-to-market impact on hedge
transactions
- - - - - - 3,131 (9,784) 19,970 (12,613)
Plus charges reimbursed by general partner
- - - - - 575 - - - -
Plus distributions from joint ventures
2,874 3,590 2,803 1,373 4,657 5,141 544 2,835 9,700 2,400
Plus other non-cash items
- - - - 2,672 - - - - -
Distributable cash flow
$       56,172 $       68,437 $       85,894 $     101,895 $     153,873 $     214,203 $     221,096 $       319,079
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP).  Management uses these financial measures because they are a widely accepted financial indicators used by investors to compare partnership performance.  In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating.  Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
The following is a reconciliation of net income to EBITDA and distributable cash flow:
81,018
$ 32,049
$ 345,510
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations.

(Unaudited Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Transportation and Storage
The following is a reconciliation of operating income to adjusted EBITDA for the Transportation Segment:
Year Ended December 31,
2006 2007 2008 2009
Operating income 122,714 126,508 135,086 139,869
Plus depreciation and amortization expense 47,145 49,946 50,749 50,528
Adjusted EBITDA $                  169,859 $                  176,454 $                  185,835 $                  190,397
The following is a reconciliation of operating income to adjusted EBITDA for the Storage Segment:
Year Ended December 31,
2006 2007 2008 2009
Operating income $                  108,486 $                  114,635 $                  141,079 $                  171,245
Plus depreciation and amortization expense 53,121 62,317 66,706 70,888
Adjusted EBITDA 161,607 176,952 207,785 242,133
The following is a reconciliation of projected incremental operating income to projected incremental adjusted EBITDA for the year ended December 31, 2010 compared to the year ended December 31, 2009 for the Storage Segment:
Storage Segment
Projected incremental operating income range $    6,000 - 9,500
Plus projected incremental depreciation and
amortization expense range 6,000 - 6,500
Projected incremental Adjusted EBITDA range $ 12,000 - 16,000
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing (Continued)
Year Ended December 31, 2008
Asphalt and Fuels
Marketing Segment
Less Fuels
Marketing
Operations
Asphalt
Operations
Operating income $                  112,506 $                   36,239 $                 76,267
Plus depreciation and amortization expense 14,734 552 14,182
Plus hedging loss 60,704 - 60,704
Adjusted EBITDA $                  187,944 $                   36,791 $              151,153
Year Ended December 31, 2009
Asphalt and Fuels
Marketing Segment
Less Fuels
Marketing
Operations
Asphalt
Operations
Operating income $                    60,629 $                     9,919 $                 50,710
Plus depreciation and amortization expense 19,463 - 19,463
Adjusted EBITDA $                    80,092 $                     9,919 $                 70,173
Combined two-year adjusted EBITDA from asphalt operations $              221,326
Quarter Ended March 31, 2010
Asphalt and Fuels
Marketing Segment
Less Fuels
Marketing
Operations
Asphalt
Operations
Operating income $                    (7,896) $                     3,379 $                (11,275)
Plus depreciation and amortization expense 5,041 17 5,024
Adjusted EBITDA $                    (2,855) $                     3,396 $                 (6,251)
First quarter 2008 through March 2010 adjusted EBITDA from asphalt operations $              215,075
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment.  We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level.
Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
The following is a reconciliation of operating income to adjusted EBITDA for our asphalt operations and asphalt and fuels marketing segment:

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing
The following is a reconciliation of operating income to EBITDA and distributable cash flow for our asphalt operations:
Year Ended
December 31, 2008
Year Ended
December 31,2009
Quarter Ended
March 31, 2010
Inception-to-
Date
Asphalt operations operating income
$ 76,267 $ 50,710 $ (11,275) $ 115,702
Plus depreciation and amortization associated with asphalt
operations
14,182 19,463 5,024 38,669
Asphalt operations EBITDA
90,449 70,173 (6,251) 154,371
Allocated to asphalt operations for distributable cash flow
purposes
Less general & administrative
expense
18,640 16,105 5,225 39,970
Less interest expense
20,150 26,056 6,784 52,990
Less income tax expense
- 489 71 560
Less reliability capital expenditures
4,126 6,962 2,623 13,711
Asphalt operations distributable cash
flow
$ 47,533 $ 20,561 $ (20,954) $ 47,140
Plus hedging loss in 2Q08
60,704 - - 60,704
Asphalt operations distributable cash flow excluding hedging loss
$ 108,237 $ 20,561 $ (20,954) $ 107,844
Distributable cash flow
$ 319,079 $ 345,510 $ 32,049 $ 696,638
Less asphalt operations distributable cash flow
47,533 20,561 (20,954) 47,140
Non-asphalt operations distributable cash flow
$ 271,546 $ 324,949 $ 53,003 $ 649,498